SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Supplement to the Prospectuses

AMERICAN PATHWAY II VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS II PLATINUM SERIES VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS II VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS ADVANTAGE VARIABLE ANNUITY DATED SEPTEMBER 20, 2010

POLARIS ADVISOR III VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS CHOICE II VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS CHOICE III VARIABLE ANNUITY DATED SEPTEMBER 20, 2010

POLARIS PLATINUM II VARIABLE ANNUITY DATED MAY 1, 2010

POLARIS PLATINUM III VARIABLE ANNUITY DATED SEPTEMBER 20, 2010

POLARIS PREFERRED SOLUTION VARIABLE ANNUITY DATED SEPTEMBER 20, 2010

POLARIS PROTECTOR VARIABLE ANNUITY DATED MAY 1, 2010

VARIABLE ANNUITY ACCOUNT ONE

Supplement to the Prospectus

ICAP II VARIABLE ANNUITY DATED MAY 1, 2010

VARIABLE ANNUITY ACCOUNT FOUR

Supplement to the Prospectus

ANCHOR ADVISOR VARIABLE ANNUITY DATED MAY 1, 2010

VARIABLE ANNUITY ACCOUNT FIVE

Supplement to the Prospectuses

SEASONS VARIABLE ANNUITY DATED AUGUST 27, 2010

SEASONS SELECT II VARIABLE ANNUITY DATED AUGUST 27, 2010

VARIABLE ANNUITY ACCOUNT SEVEN

Supplement to the Prospectuses

POLARIS II A-CLASS VARIABLE ANNUITY DATED AUGUST 27, 2010

POLARIS II ASSET MANAGER VARIABLE ANNUITY DATED AUGUST 27, 2010

POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY DATED AUGUST 27, 2010

POLARIS PLUS VARIABLE ANNUITY DATED AUGUST 27, 2010

The following replaces the paragraphs under the subheading "Ownership Structure of the Company" in the "THE COMPANY" section of the prospectus:

Ownership Structure of the Company

SunAmerica Annuity and First SunAmerica are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8 % of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury will be a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you.

Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, see Financial Statements, below.

Dated: January 24, 2011

Please keep this Supplement with your Prospectus.